Exhibit 10.18.1

EXPLANATORY NOTE: “**REDACTED**” INDICATES THE TWO-PAGE

PORTION OF THIS EXHIBIT THAT HAS BEEN OMITTED AND SEPARATELY

FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT

TO A REQUEST FOR CONFIDENTIAL TREATMENT

AMENDMENT #13 TO CONTRACT NO. 0652 BETWEEN

GEORGIA DEPARTMENT OF COMMUNITY HEALTH AND

AMGP GEORGIA MANAGED CARE COMPANY, INC. d/b/a AMERIGROUP

COMMUNITY CARE

This Amendment is between the Georgia Department of Community Health (hereinafter referred to as “DCH” or the “Department”) and AMGP Georgia Managed Care Company, Inc. d/b/a Amerigroup Community Care (hereinafter referred to as “Contractor”) and is made effective upon the date signed by the DCH Commissioner (hereinafter referred to as the “Effective Date”). Other than the changes, modifications and additions specifically articulated in this Amendment #13 to Contract #0652, RFP #41900-001-0000000027, the original Contract shall remain in effect and binding on and against DCH and Contractor. Unless expressly modified or added in this Amendment #13, the terms and conditions of the original Contract are expressly incorporated into this Amendment #13 as if completely restated herein.

WHEREAS, DCH and Contractor executed a contract for the provision of services to members of the Georgia Families Program;

WHEREAS, DCH pays Contractor a per member per month capitation rate for each Georgia Families member enrolled in the Contractor’s plan;

WHEREAS, DCH and Contractor have agreed to revise the capitation rates payable to Contractor for State Fiscal Year (SFY) 2012 subject to the approval of the Centers for Medicare and Medicaid Services (hereinafter referred to as “CMS”); and

WHEREAS, pursuant to Section 32.0, Amendments in Writing, DCH and Contractor desire to amend the above-referenced Contract by adding additional funding as set forth below.

NOW THEREFORE, for and in consideration of the mutual promises of the Parties, the terms, provisions and conditions of this Amendment and other good and valuable consideration, the sufficiency of which is hereby acknowledged, DCH and Contractor hereby agree as follows:

I.	Upon DCH’s receipt of written notice from CMS indicating that agency’s approval of the revised capitation rates, to be effective for SFY 2012 (July 1, 2011 to June 30, 2012), the parties shall delete the current Attachment H, Capitation Payment, in its entirety and replace it with the new Attachment H, Capitation Payment, contained at Exhibit 1 to this Amendment. In the event CMS disapproves revision of the capitation rates as described herein, this amendment shall have no effect. DCH shall notify Contractor in writing upon receipt of the CMS decision regarding the revision of the capitation rates.

II.	DCH and Contractor agree that they have assumed an obligation to perform the covenants, agreements, duties and obligations of the Contract, as modified and amended herein, and agree to abide by all the provisions, terms and conditions contained in the Contract as modified and amended.

III.	This Amendment shall be binding and inure to the benefit of the parties hereto, their heirs, representatives, successors and assigns. Whenever the provisions of this Amendment and the Contract are in conflict, the provisions of this Amendment shall take precedence and control.

IV.	It is understood by the Parties hereto that, if any part, term, or provision of this Amendment or this entire Amendment is held to be illegal or in conflict with any law of this State, then DCH, at its sole option, may enforce the remaining unaffected portions or provisions of this Amendment or of the Contract and the rights and obligations of the parties shall be construed and enforced as if the Contract or Amendment did not contain the particular part, term or provision held to be invalid.

V.	This Amendment shall become effective as stated herein and shall remain effective for so long as the Contract is in effect.

VI.	This Amendment shall be construed in accordance with the laws of the State of Georgia.

VII.	All other terms and conditions contained in the Contract and any amendment thereto, not amended by this Amendment, shall remain in full force and effect.

SIGNATURES ON THE FOLLOWING PAGE

SIGNATURE PAGE

IN WITNESS WHEREOF, DCH and Contractor, through their authorized officers and agents, have caused this Amendment to be executed on their behalf as of the date indicated.

GEORGIA DEPARTMENT OF COMMUNITY HEALTH

11/22/11
David A. Cook, Commissioner	Date

11/17/11
Jerry Dubberly, Chief – Medicaid Division Chief	Date

AMGP GEORGIA MANAGED CARE COMPANY, INC. d/b/a AMERIGROUP COMMUNITY CARE

BY:	11/1/2011
Signature	Date

Tunde Sotunde MD
Print/Type Name

CEO
* TITLE

*	Must be President, Vice President, CEO or Other Officer Authorized by Corporate Resolution to Execute on Behalf of and Bind the Corporation to a Contract

EXHIBIT 1

CONFIDENTIAL — NOT FOR CIRCULATION

ATTACHMENT H

Attachment H is a table displaying the contracted rates by rate cell for each contracted region. These rates will be the basis for calculating capitation payments in each contracted Region for SFY 2012.

(The table is displayed on the following page.)

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